Exhibit 10.1
          SECOND SUPPLEMENTAL INDENTURE (this “Second Supplemental Indenture”), dated as of March 30, 2010, among Navios Maritime Holdings Inc., a Marshall Islands corporation, (the “Company”), Navios Maritime Finance (US) Inc., a Delaware corporation (together with the Company, the “Co-Issuers”), and Aegean Sea Maritime Holdings Inc., a Marshall Islands corporation and a wholly owned subsidiary of the Company (“Aegean”) and Vector Shipping Corporation, Armogos Shipping Corporation, Andros Shipping Corporation, Antiparos Shipping Corporation, Ikaria Shipping Corporation, Kos Shipping Corporation, Mytilene Shipping Corporation, Sifnos Shipping Corporation, Skiathos Shipping Corporation, Syros Shipping Corporation, each a Marshall Islands corporation and an indirect subsidiary of the Company (each, with Aegean, a “Guaranteeing Subsidiary” and, together, the “Guaranteeing Subsidiaries”) , the other Guarantors (as defined in the Indenture referred to herein) and Wells Fargo Bank, National Association, as trustee (or its permitted successor) under the Indenture referred to below (the “Trustee”) and as collateral trustee (or its permitted successor) under the Indenture referred to below (the “Collateral Trustee”).
          WITNESSETH
          WHEREAS, the Co-Issuers and the Guarantors have heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of November 2, 2009 providing for the issuance of 8 7/8% First Priority Ship Mortgage Notes due 2017 (the “Notes”);
          WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Co-Issuers’ obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and
          WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Second Supplemental Indenture.
          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:
          1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
          2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee, on and subject to the terms, conditions and limitations set forth in the Notation of Guarantee and in the Indenture, including, but not limited, to Article Ten thereof.
          4. NEW YORK LAW TO GOVERN. THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES TO

THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
          5. COUNTERPARTS. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
          6. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.
          7. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Second Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Co-Issuers.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed and attested, all as of the date first above written.

AEGEAN SEA MARITIME HOLDINGS INC.
AMORGOS SHIPPING CORPORATION
ANDROS SHIPPING CORPORATION
ANTIPAROS SHIPPING CORPORATION
IKARIA SHIPPING CORPORATION
KOS SHIPPING CORPORATION
MYTILENE SHIPPING CORPORATION
SIFNOS SHIPPING CORPORATION
SKIATHOS SHIPPING CORPORATION
SYROS SHIPPING CORPORATION
VECTOR SHIPPING CORPORATION

By:	/s/ Vasiliki Papaefthymiou
	Name:	Vasiliki Papaefthymiou
	Title:	Secretary/Director

NAVIOS MARITIME HOLDINGS INC.
By:	/s/ Vasiliki Papaefthymiou
	Name:	Vasiliki Papaefthymiou
	Title:	Executive Vice President, Legal

NAVIOS MARITIME FINANCE (US) INC.
By:	/s/ Vasiliki Papaefthymiou
	Name:	Vasiliki Papaefthymiou
	Title:	President

ARAMIS NAVIGATION INC.
DUCALE MARINE INC.
KOHYLIA SHIPMANAGEMENT S.A.
HIGHBIRD MANAGEMENT INC.
CUSTOMIZED DEVELOPMENT S.A.
FLORAL MARINE LTD.
RED ROSE SHIPPING CORP.
PANDORA MARINE INC.
GINGER SERVICES CO.
QUENA SHIPMANAGEMENT INC.
ASTRA MARITIME CORPORATION
PRIMAVERA SHIPPING CORPORATION
PUEBLO HOLDINGS LTD.
SURF MARITIME CO.
BEAUFIKS SHIPPING CORPORATION
ROWBOAT MARINE INC.
CORSAIR SHIPPING LTD.
ORBITER SHIPPING CORP.
PHAROS NAVIGATION S.A.
SIZZLING VENTURES INC.
SHIKHAR VENTURES S.A.
TAHARQA SPIRIT CORP.
RHEIA ASSOCIATES CO.
RUMER HOLDING LTD.
KLEIMAR N.V.
NAV HOLDINGS LIMITED
NAVIOS CORPORATION
ANEMOS MARITIME HOLDINGS INC.
NAVIOS SHIPMANAGEMENT INC.
AEGEAN SHIPPING CORPORATION
ARC SHIPPING CORPORATION
MAGELLAN SHIPPING CORPORATION
IONIAN SHIPPING CORPORATION
APOLLON SHIPPING CORPORATION
HERAKLES SHIPPING CORPORATION
ACHILLES SHIPPING CORPORATION

KYPROS SHIPPING CORPORATION
HIOS SHIPPING CORPORATION
MERIDIAN SHIPPING ENTERPRISES INC.
MERCATOR SHIPPING CORPORATION
HORIZON SHIPPING ENTERPRISES CORPORATION
STAR MARITIME ENTERPRISES CORPORATION
NAVIOS HANDYBULK INC.
NAVIOS INTERNATIONAL INC.
NOSTOS SHIPMANAGEMENT CORP.
PORTOROSA MARINE CORP.
WHITE NARCISSUS MARINE S.A.
HESTIA SHIPPING LTD.
     as Guarantors

By:	/s/ Vasiliki Papaefthymiou
	Name:	Vasiliki Papaefthymiou
	Title:	Director and Authorized Officer

KLEIMAR LTD., as a Guarantor
By:	/s/ George Akhniotis
	Name:	George Akhniotis
	Title:	Secretary and Director

NAVIMAX CORPORATION, as a Guarantor
By:	/s/ Shunji Sasada
	Name:	Shunji Sasada
	Title:	President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee
By:	/s/ Martin Reed
Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Trustee
By:	/s/ Martin Reed
Authorized Signatory